                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                     -----------

                                       FORM 8-K


                                    CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            May 15, 1998
                                                  ----------------------------

                                 BMC INDUSTRIES, INC.
              ----------------------------------------------------------
                (Exact name of registrant as specified in its charter)


           MINNESOTA                 1-8467                  41-0169210
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)



ONE MERIDIAN CROSSINGS
SUITE 850
MINNEAPOLIS, MINNESOTA                                             55423
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (612) 851-6000
                                                   -----------------------------

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 15, 1998, Vision-Ease Lens Azusa, Inc., f/k/a VIS-ORC, Inc. (the "Company") (a wholly-owned subsidiary of Vision-Ease Lens, Inc., in turn a wholly-owned subsidiary of BMC Industries, Inc. ("BMC")) acquired substantially all of the assets, properties and rights (the "Assets") used in the Orcolite business unit (the "Business"), an operating division of Monsanto Company, a Delaware corporation ("Monsanto"), for the cash purchase price of $101,000,000. The purchase price represents the stated purchase price of $100,000,000 plus $1,000,000 in working capital adjustments. BMC financed this acquisition in full with the proceeds of a loan obtained from various lenders pursuant to a $275,000,000 Credit Agreement dated as of May 15, 1998, among BMC, Bankers Trust Company (as Administrative Agent), NBD Bank (as Documentation Agent) and Various Lending Institutions. BMC intends that the Assets will continue to be used by the Company in the development, manufacture and marketing of ophthalmic lenses.

     The foregoing description of the Asset Purchase Agreement, as amended (the "Asset Purchase Agreement") between the Company and Monsanto dated as of March 25, 1998, does not purport to be complete and is qualified in its entirety by reference to (i) the Asset Purchase Agreement as in effect on March 25, 1998, which is attached to the Registrant's Current Report on Form 8-K dated March 25, 1998, filed with the Commission on April 3, 1998, and incorporated herein by reference; and (ii) Amendment No. 1 to Asset Purchase Agreement dated as of May 15, 1998 between Monsanto and the Company, which is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The financial statements required by this Item will be filed as soon as practicable, and in any event not later than July 29, 1998.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required by this Item will be filed as soon as practicable, and in any event not later than July 29, 1998.

     (c)  EXHIBITS.

          2.1 Asset Purchase Agreement, dated as of March 25, 1998, between Monsanto Company and VIS-ORC, Inc. (1)

                    The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

-------------------------
(1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated March 25, 1998 and filed with the Commission on April 3, 1998. (File No. 1-8467)

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          2.2       Amendment No. 1 to Asset Purchase Agreement, dated as of May
                    15, 1998, between Monsanto Company and Vision-Ease Lens Azusa, Inc., f/k/a VIS-ORC, Inc.

                    The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

          99.1      Press Release of BMC Industries, Inc. dated May 18, 1998.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BMC INDUSTRIES, INC.



Date:  May 29, 1998                          By /s/ Jeffrey J. Hattara
                                               -----------------------
                                             Jeffrey J. Hattara
                                               Vice President of Finance and
                                               Administration, and Chief
                                               Financial Officer

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                                    EXHIBIT INDEX



No.       Exhibit No.                                            Page
2.1       Asset Purchase Agreement, dated as of March 25, 1998,  Incorporated
          between Monsanto Company and VIS-ORC, Inc.             by Reference(1)

2.2       Amendment No. 1 to Asset Purchase Agreement, dated     Filed
          as of May 15, 1998, between Monsanto Company and       Electronically
          Vision-Ease Lens Azusa, Inc., f/k/a VIS-ORC, Inc.

99.1      Press Release of BMC Industries, Inc. dated            Filed
          May 18, 1998.                                          Electronically

-------------------------
(1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated March 25, 1998 and filed with the Commission on April 3, 1998. (File No. 1-8467)